UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 3, 2017

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CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-24525	36-4159663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta GA		30305
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (404) 949-0700
n/a

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 - Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On October 3, 2017, Cumulus Media Inc. (the “Company”) received a notification (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) relating to the minimum bid price requirement contained in Nasdaq Listing Rule 5550(a)(2) (the “Rule”). As previously disclosed, because the bid price of the Company’s Class A common stock on the Nasdaq Capital Market had closed below $1.00 per share for 30 consecutive business days, the Company had received notice that it was not in compliance with the Rule and had 180 days to regain compliance. The Notice provided that, because the Company did not regain compliance with the Rule during the compliance period, the Company’s securities would be delisted from Nasdaq unless the delisting is successfully appealed.
As previously disclosed, the Company has scheduled an appeal hearing for the delisting notice received relating to Nasdaq’s minimum stockholders’ equity requirement (the “Equity Rule”). At this appeal hearing, the Nasdaq hearings panel will consider this additional matter relating to the minimum bid price requirement in rendering a determination regarding the Company’s continued listing on Nasdaq.
The Company’s Class A common stock will continue to trade on the Nasdaq Capital Market while the appeal hearing is pending. As previously stated, there can be no assurance that the Company will be successful in its appeal and that the Nasdaq hearings panel will grant the Company’s request for an extension of time to regain compliance with either the Rule or the Equity Rule. In each event, if the Company is unsuccessful in its appeal, or it is not able to regain compliance with the Rule or the Equity Rule within any extension of time granted by the Nasdaq hearings panel, the Company expects that trading in its Class A common stock would thereafter be suspended and the stock would be removed from listing on Nasdaq. If the Company’s Class A common stock is removed from listing on Nasdaq, the Company expects that such stock would be eligible to be traded on the OTC Markets, an electronic quotation service operated by OTC Markets Group Inc. for eligible securities traded over-the-counter, on or about the same day or shortly thereafter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.

By:	/s/ Richard S. Denning
Name: Richard S. Denning
Title: Senior Vice President, Secretary and General Counsel
Date: October 6, 2017